SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials

|_|      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             Wild Oats Markets, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)


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                             Wild Oats Markets, Inc.
                               3375 Mitchell Lane
                                Boulder, CO 80301

                                 AMENDED NOTICE
                        OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 2000

TO THE STOCKHOLDERS OF WILD OATS MARKETS, INC.:

NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), has been changed to the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, in the Alpine-Balsam Room. The meeting date and time have not been changed. Please make note of the location change.

                                    Mary Beth Lewis
                                    Secretary

Boulder, Colorado
March 28, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING WILD OATS MARKETS, INC., INCLUDING A COPY OF THE FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: INVESTOR RELATIONS, WILD OATS MARKETS, INC., 3375 MITCHELL LANE, BOULDER, COLORADO 80301